SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report  (Date of  earliest  event  reported):  April 24, 2007 (April 25,
2007)



                             Millennium Quest, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


                 0-31619                                     83-0430320
                 -------                                 ------------------
         (Commission File Number)              (IRS Employer Identification No.)


              12890 Hilltop Road                                76226
              ------------------                                -----
   (Address of Principal Executive Offices)                  (Zip Code)


                                 (972) 233-0300
               (Registrant's Telephone Number, Including Zip Code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 24, 2007, Millennium Quest, Inc, a Delaware corporation (the "Company"), entered into consulting agreements ("Consulting Agreements") with Heritage Management Consultants, Inc. ("Heritage) and Chunhua Xiong ("Consultant"), respectively. Each of Heritage and Consultant has been engaged to assist the Company in its efforts to consummate a combination transaction with a privately held business entity.

In  consideration   for  the  services  to  be  provided  under  the  Consulting
Agreements, Heritage and Consultant received 1,642,000, and 4,105,000 shares of the Company's common stock, respectively.

Item 9. Financial Statements and Exhibits

(d)  The following documents are included as exhibits to this report:

     Exhibit      SEC Ref.
     No.          No.               Title of Document
     ---          ---               -----------------

     10.1         10     Consulting  Agreement,  dated April 24 , 2007,  between
                         the Company and Heritage


     10.2          10    Consulting Agreement, dated April 24, 2007, between the
                         Company and Consultant


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Millennium Quest, Inc.



Date: April 25, 2007                                By: /s/ Timothy P. Halter
      --------------                                     ---------------------
                                                    Timothy P. Halter, President